9. LOSS PER SHARE	12 Months Ended
Jan. 31, 2021
Notes
9. LOSS PER SHARE

9.LOSS PER SHARE

The weighted average number of common shares outstanding for the year ended January 31, 2021 does not include the nil (2020 - nil; 2019 - 1,575,565) warrants outstanding and the 2,975,000 (2020 - 2,975,000; 2019 - 2,625,000) stock options outstanding as the inclusion of these amounts would reduce the loss per share amount and are therefore considered anti-dilutive.  Basic and diluted loss per share is calculated using the weighted-average number of common shares outstanding during the year.

	2021	2020	2019

Basic and diluted loss per common share	$(0.04)	$(0.06)	$(0.02)

Weighted average number of common shares outstanding (basic and diluted)	16,766,969	16,366,052	14,824,483